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                                                                       EXHIBIT C

The Indentures, Supplemental Indentures and Securities Resolutions between the Registrant and applicable subsidiaries and its debenture Trustees, as listed below, are incorporated by reference to material previously filed with the Commission as indicated:


Dominion Resources, Inc.
------------------------

Senior Indenture, dated June 1, 2000, between Dominion and The Chase Manhattan Bank, as Trustee (Exhibit 4 (iii), Form S-3, Registration Statement, File No. 333-93187, incorporated by reference); First Supplemental Indenture, dated June 1, 2000 (Exhibit 4.2, Form 8-K, dated June 21, 2000, File No. 1-8489, incorporated by reference); Second Supplemental Indenture, dated July 1, 2000 (Exhibit 4.2, Form 8-K, dated July 11, 2000, File No. 1-8489, incorporated by reference); Third Supplemental Indenture, dated July 1, 2000 (Exhibit 4.3, Form 8-K dated July 11, 2000, incorporated by reference); Fourth Supplemental Indenture and Fifth Supplemental Indenture dated September 1, 2000 (Exhibit 4.2, Form 8-K, dated September 8, 2000, incorporated by reference); Sixth Supplemental Indenture, dated September 1, 2000 (Exhibit 4.3, Form 8-K, dated September 8, 2000, incorporated by reference); and Seventh Supplemental Indenture, dated October 1, 2000 (Exhibit 4.2, Form 8-K, dated October 11, 2000, incorporated by reference). Eighth Supplemental Indenture, dated January 1, 2001 (Exhibit 4.2, Form 8-K, dated January 23, 2001, incorporated by reference).

Indenture, Junior Subordinated Debentures, dated December 1, 1997, between Dominion Resources, Inc. and The Chase Manhattan Bank as supplemented by a First Supplemental Indenture, dated December 1, 1997 (Exhibit 4.1 and Exhibit 4.2 to Form S-4 Registration Statement, File No. 333-50653, as filed on April 21, 1998, incorporated by reference); Second and Third Supplemental Indentures, dated January 1, 2001, (Exhibits 4.6 and 4.13, Form 8-K, dated January 9, 2001, incorporated by reference).


Consolidated Natural Gas Company
--------------------------------

Indenture, dated as of May 1, 1971, between Consolidated Natural Gas Company and The Chase Manhattan Bank (formerly Manufacturers Hanover Trust Company)(Exhibit
(5) to Certificate of Notification at Commission File No. 70-5012); Fifteenth Supplemental Indenture dated as of October 1, 1989(Exhibit (5) to Certificate of Notification at Commission File No. 70-7651); Seventeenth Supplemental Indenture dated as of August 1, 1993 (Exhibit (4) to Certificate of Notification at Commission File No. 70-8167); Eighteenth Supplemental Indenture dated as of December 1, 1993 (Exhibit (4) to Certificate of Notification at Commission File No. 70-8167) Nineteenth Supplemental Indenture dated as of January 28, 2000(Exhibit (4A)(iii), Form 10-K for the fiscal year ended December 31, 1999, File No. 1-3196, incorporated by reference); Twentieth Supplemental Indenture dated as of March 19, 2001 (filed herewith).

Indenture, dated as of April 1, 1995, between Consolidated Natural Gas Company and United States Trust Company of New York (Exhibit (4) to Certificate of Notification at Commission File No. 70-8107); First Supplemental Indenture dated January 28, 2000 (Exhibit (4 A)(ii), Form 10-K for the fiscal year ended December 31, 1999, File No. 1-3196, incorporated by reference).

Securities Resolution No. 1 effective as of April 12, 1995(Exhibit 2 to Form 8-A filed April 21, 1995 under File No. 1-3196 and relating to the 7 3/8% Debentures Due April 1, 2005)

Securities Resolution No. 2 effective as of October 16, 1996 (Exhibit 2 to Form 8-A filed October 18, 1996 under file No. 1-3196 and relating to the 6 7/8% Debentures Due October 15, 2026)
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Securities Resolution No. 3 effective as of December 10, 1996(Exhibit 2 to Form
8-A filed December 12, 1996 under file No. 1-3196 and relating to the 6 5/8% Debentures Due December 1, 2008)

Securities Resolution No. 4 effective as of December 9, 1997(Exhibit 2 to Form 8-A filed December 12, 1997 under file No.1-3196 and relating to the 6.80% Debentures Due December 15, 2027)

Securities Resolution No. 5 effective as of October 20, 1998(Exhibit 2 to Form 8-A filed October 22, 1998 under file No. 1-3196 and relating to the 6% Debentures Due October 15, 2010)

Securities Resolution No. 6 effective as of September 21, 1999(Exhibit 4A(iv), Form 10-K for the fiscal year ended December 31, 1999, File No. 1-3196, and relating to the 7 1/4% Notes Due October 1, 2004).


Virginia Electric and Power Company
-----------------------------------

Indenture of Mortgage of Virginia Electric and Power Company, dated November 1, 1935, as supplemented and modified by fifty- eight Supplemental Indentures (Exhibit 4(ii), Form 10-K for the fiscal year ended December 31, 1985, File No. 1-2255, incorporated by reference); Sixty-Seventh Supplemental Indenture (Exhibit 4(i), Form 8-K, dated April 2, 1991, File No. 1-2255, incorporated by reference); Seventieth Supplemental Indenture, (Exhibit 4(iii), Form 8-K, dated February 25, 1992, File No. 1-2255, incorporated by reference); Seventy-First Supplemental Indenture (Exhibit 4(i)) and Seventy-Second Supplemental Indenture, (Exhibit 4(ii), Form 8-K, dated July 7, 1992, File No. 1-2255, incorporated by reference); Seventy- Third Supplemental Indenture, (Exhibit 4(i), Form 8-K, dated August 6, 1992, File No. 1-2255, incorporated by reference); Seventy-Fourth Supplemental Indenture (Exhibit 4(i), Form 8-K, dated February 10, 1993, File No. 1-2255, incorporated by reference); Seventy-Fifth Supplemental Indenture, (Exhibit 4(i), Form 8-K, dated April 6, 1993, File No. 1-2255, incorporated by reference); Seventy-Sixth Supplemental Indenture, (Exhibit 4(i), Form 8-K, dated April 21, 1993, File No. 1-2255, incorporated by reference); Seventy-Seventh Supplemental Indenture,(Exhibit 4(i), Form 8-K, dated June 8, 1993, File No. 1-2255, incorporated by reference); Seventy-Eighth Supplemental Indenture, (Exhibit 4(i), Form 8-K, dated August 10, 1993, File No. 1-2255, incorporated by reference); Seventy-Ninth Supplemental Indenture, (Exhibit 4(i), Form 8-K, dated August 10, 1993, File No. 1-2255, incorporated by reference); Eightieth Supplemental Indenture, (Exhibit 4(i), Form 8-K, dated October 12, 1993, File No. 1-2255, incorporated by reference); Eighty-First Supplemental Indenture, (Exhibit 4(iii), Form 10-K for the fiscal year ended December 31, 1993, File No. 1-2255, incorporated by reference); Eighty-Second Supplemental Indenture, (Exhibit 4(i), Form 8-K, dated January 18, 1994, File No. 1-2255, incorporated by reference); Eighty- Third Supplemental Indenture (Exhibit 4(i), Form 8-K, dated October 19, 1994, File No. 1-2255, incorporated by reference); Eighty-Fourth Supplemental Indenture (Exhibit 4(i), Form 8-K, dated March 23, 1995, File No. 1-2255, incorporated by reference, and Eighty-Fifth Supplemental Indenture (Exhibit 4(i), Form 8-K, dated February 20, 1997, File No. 1-2255, incorporated by reference).

Indenture, dated as of June 1, 1986, between Virginia Electric and Power Company and The Chase Manhattan Bank (formerly Chemical Bank) (Exhibit 4(v), Form 10-K for the fiscal year ended December 31, 1993, File No. 1-2255, incorporated by reference).

Indenture, dated April 1, 1988, between Virginia Electric and Power Company and The Chase Manhattan Bank (formerly ChemicalBank), as supplemented and modified by a First Supplemental Indenture, dated August 1, 1989, (Exhibit 4(vi), Form 10-K for the fiscal year ended December 31, 1993, File No. 1-2255, incorporated by reference); Second Supplemental Indenture, dated May 1, 1999 (Exhibit 4.2, Form S-3, Registration Statement, File No. 333-7615, as filed on April 13, 1999, incorporated by reference).

Subordinated Note Indenture, dated as of August 1, 1995 between Virginia Electric and Power Company and The Chase Manhattan Bank (formerly Chemical
Bank), as Trustee, as supplemented (Exhibit 4(a), Form S-3 Registration Statement File No. 333- 20561 as filed on January 28, 1997, incorporated by reference).
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Form of Senior Indenture, dated as of June 1, 1998, between Virginia Electric and Power Company and The Chase Manhattan Bank as supplemented by the First Supplemental Indenture(Exhibit 4.2, Form 8-K, dated June 12, 1998, File No. 1-2255,incorporated by reference); Second Supplemental Indenture (Exhibit 4.2, Form 8-K, dated June 3, 1999, File No.1-2255, incorporated by reference) and Third Supplemental Indenture(Exhibit 4.2, Form 8-K, dated October 27, 1999, File No. 1-2255, incorporated by reference).